SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): November 13, 2006


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 8.01 - OTHER EVENTS

On November 13, 2006, the Registrant posted the following announcement on its website (www.sonexresearch.com):



                            LOCAL LITIGATION SETTLED


ANNAPOLIS, MARYLAND, November 13, 2006 - SONEX RESEARCH, INC. (OTC SONX) announced that it has settled two lawsuits filed by Global Equity Consultants, Inc. ("GECI") of Arnold, Maryland. Under the terms of the settlement, both cases have been dismissed with prejudice, meaning that GECI is barred from refiling its claims, and the parties have granted mutual releases from all potential claims against each other through the date of the settlement.

In September 2005 GECI filed a Complaint in the Circuit Court in Anne Arundel County, Maryland, subsequently amended in October 2006, demanding delivery of 750,000 shares of Sonex common stock or, in the alternative, $1 million in damages, pursuant to an April 30, 2004 Consulting Agreement with Sonex executed by GECI's president, James A. Rose, II. Sonex denied the allegations and asserted that the Consulting Agreement was procured by negligent and/or intentional concealment of certain facts by Mr. Rose and that GECI failed to properly perform all the services set forth in the Consulting Agreement. GECI filed a Motion for Summary Judgment which was denied by the Court in July 2006.

In July 2006 GECI also filed a Stockholder Derivative Complaint in the Circuit Court for Anne Arundel County against Dr. Andrew A. Pouring, Sonex Chairman of the Board, CEO and President, and George E. Ponticas, CFO, Secretary and director, challenging the grant by Sonex in early 2005 of security interests in its patents to its officers and directors to secure payment of compensation being deferred on an ongoing and future basis as well as new loans and other financial obligations. GECI claimed that the transaction "is unfair and unreasonable" to the Company. Sonex believes that the allegations in the Stockholder Derivative Complaint are without merit and that the grant of the security interests, which also were granted to other shareholders who had made loans to the Company, benefited the Company and meets the legal standard for interested director transactions that requires such transactions to be fair and reasonable to a corporation. Three local shareholders had previously filed a lawsuit in April 2005 challenging the grant of the security interests, but after court-ordered mediation in July 2005, the matter was settled through an agreement to stay the case, and voluntarily dismissed by those plaintiffs in March 2006.

In order to minimize the expense and disruption to its business of continuing to litigate both actions filed by GECI, Sonex entered into settlement discussions with Mr. Rose in early August 2006. Last week the parties executed a settlement. In addition to the dismissal of both lawsuits with prejudice and the mutual releases from all claims, as part of the settlement GECI agreed to accept, and Sonex has delivered to GECI, 200,000 shares of common stock in full satisfaction of GECI's claim for shares.



Contact: George E. Ponticas, CFO, Sonex Research, Inc., tel: 410-266-5556, email: george.ponticas@sonex-na.com, website: www.sonexresearch.com.


About Sonex

Sonex Research, Inc., a leader in the field of combustion technology, is developing its patented Sonex Combustion System (SCS) piston-based technology for in-cylinder control of ignition and combustion, designed to increase fuel mileage and reduce emissions of internal combustion engines. Sonex plans to complete development, commercialize and market its Sonex Controlled Auto Ignition (SCAI) combustion process to the automotive industry to improve fuel efficiency of gasoline powered vehicles. Additionally, independent third-party testing has confirmed the potential of the SCS application for direct-injected diesel engines to significantly reduce harmful soot in-cylinder without increasing fuel consumption. Other SCS designs are being used to convert gasoline engines of various sizes to operate on safer, diesel-type "heavy fuels" for use in military and commercial applications requiring light weight and safe handling and storage of fuel, such as in UASs (unmanned aerial systems).


CAUTION REGARDING FORWARD-LOOKING STATEMENTS

"Forward-looking" statements contained in this report, as well as all publicly disseminated material about the Company, are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act. Such statements are based on current expectations, estimates, projections and assumptions by management with respect to matters such as commercial acceptance of the SCS technology, the impact of competition, and the Company's financial condition or results of operations. Readers are cautioned that such statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements.


RISK FACTORS

Additional information regarding the risks faced by Sonex is provided in the Company's periodic filings with the Securities and Exchange Commission (SEC) under the heading "Risk Factors". Such filings are available upon request from the Company or online in the SEC's EDGAR database at www.sec.gov. The Company, however, is delinquent in its filings with the SEC. It has not filed Annual Reports on Form 10-KSB for the years ended December 31, 2004 and 2005 primarily because it lacks the financial resources to engage an independent registered public accounting firm to conduct an audit of the related financial statements and because it lacks the staffing to prepare the Forms 10-KSB due in large part to the amount of time management has devoted and the amount of funds the Company has spent in responding to litigation. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB for 2005 and 2006. The Company is unable to predict when it will be able to make these filings, and there can be no assurance that the filings will be made at all or that a public market for the Company's Common Stock will continue to exist


                                 ###




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 13, 2006


SONEX RESEARCH, INC.
Registrant



/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary